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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 28, 2008

                              ONCOLOGIX TECH, INC.
           (Name of Small Business Issuer as Specified in Its Charter)

                                    0-15482
                             ----------------------
                            (Commission File Number)

            Nevada                                               86-1006416
 ------------------------------                               -----------------
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                    3725 Lawrenceville-Suwanee Rd., Suite B-4
                                Suwanee, GA 30024
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                    (Address of principal executive offices)

                                 (616) 977-9933
                            -------------------------
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02     Departure of Directors or Principal Officers.

          On January 28, 2008, Dr. Andrew S. Kennedy, a director and Chief Scientific and Medical Officer of the Registrant, resigned from the Board of Directors and as an officer, such resignation to be effective on said date. Dr. Kennedy expressed his disapproval of the structure of past financings made by Company, and his view that the Registrant is in default with respect to its license with the University of Maryland. He also questioned the propriety of entertaining a proposal made by certain members of management to their proposed purchase of the Registrant's assets and asked why funds apparently available to them were not being invested in the Registrant. He also questioned why the Registrant had not hired a financial advisor to assist the Registrant in identifying acquisition candidates or financing sources.

          The response of the Registrant is that the financing structure was based on sound business judgment and was in any event agreed to by Dr. Kennedy, that the Registrant is not in default under the License, that in entertaining the proposal in question the Board of Directors of the Registrant is acting properly and in the best interests of the shareholders of the Registrant and that there are sound reasons why no financial advisor has been hired by the Registrant.

          The complete text of Dr. Kennedy's resignation, his stated reasons therefor and the detailed response of the Registrant is set out in full in the Exhibit filed with this Report.


Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit             Title

99 An email message from Andrew S. Kennedy, MD, dated January 28, 2008 and the Registrant's response thereto.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: February 1, 2008                     ONCOLOGIX TECH INC.


                                            By:  /s/  Judy Lindstrom
                                               --------------------------------
                                                      Judy Lindstrom
                                                      Chairperson

                                            By:  /s/  Michael A. Kramarz
                                               --------------------------------
                                                      Michael A. Kramarz
                                                      Chief Financial Officer